UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 30, 2007
                                                          --------------


                            CIRCUIT CITY STORES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

                                    Virginia
                                    --------
                         (State or other jurisdiction of
                         incorporation or organization)


     001-05767                                          54-0493875
     ---------                                          ----------
    (Commission                                      (I.R.S. Employer
     File No.)                                      Identification No.)


                  9950 Mayland Drive, Richmond, Virginia 23233
                  --------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (804) 486-4000
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


                        SECTION 2 - FINANCIAL INFORMATION

Item 2.02.  Results of Operations and Financial Condition.

On April 30, 2007, Circuit City Stores, Inc. (the Company) announced that it made revisions to its financial results for the third quarter ended November 30, 2006 and the fourth quarter and fiscal year ended February 28, 2007. The Company also revised its outlook for the first half of its fiscal year ending February 29, 2008. Fourth quarter and fiscal 2007 results and the company's fiscal 2008 outlook were originally provided in the Company's press release dated April 4, 2007. The full text of the April 30, 2007 press release is furnished as Exhibit
99.1 to this Current Report on Form 8-K.

The information in this Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.  Financial Statements and Exhibits.

       (d)  Exhibits

       The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

       99.1         Press release issued by the Company on April 30, 2007













                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        CIRCUIT CITY STORES, INC.



                        By:  /s/Philip J. Dunn
                             ------------------------------------------------
                              Philip J. Dunn
                              Senior Vice President, Treasurer,
                              Controller and Chief Accounting Officer



Date:    April 30, 2007





                                  EXHIBIT INDEX

Exhibit No.       Description of Exhibit
99.1              Press release issued by the Company on April 30, 2007